Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for LB-UBS Commercial Mortgage
Trust 2004-C7 Commercial Mortgage Pass-Through Certificates, Series 2004-C7 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class

American Express
15,000,000
13%
929 American Express Financial Center
Minneapolis, MN 55474

The Bank of New York
32,655,000
29%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
11,745,000
10%
14201 Dallas Parkway
Dallas, TX 75254

ML SFKPG
10,000,000
9%
4 Corporate Place
Piscataway, NJ 08854

SSB-NK PFL
20,000,000
18%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Brown Brothers
8,500,000
7%
525 Washington Blvd
New Port Towers
Jersey City, NJ 07302

JP Morgan Chase Bank NA
62,325,000
22%
14201 Dallas Parkway
Dallas, TX 75254

BNY/Wachovia
16,500,000
6%
1 Wall Street
Fifth Floor
New York, NY 10286

Northern Trust
19,215,000
7%
801 S. Canal C-IN
Chicago, IL 60607

SSB&T Co.
83,545,000
30%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

The Bank of New York
33,905,000
12%
One Wall Street
New York, NY 10286

Citibank
15,000,000
30%
3800 Citibank Center B3-15
Tampa, FL 33610

SSB&T Co.
35,000,000
70%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

The Bank of New York
10,000,000
17%
One Wall Street
New York, NY 10286

LBI/NAYAN
25,000,000
42%
70 Hudson Street
Seventh Floor
Jersey, NJ 07302

Citibank
15,000,000
25%
3800 Citibank Center B3-15
Tampa, FL 33610

NOMURA FIX
5,000,000
8%
2 World Financial Center, Bldg B
New York, NY 10281-1198

JP Morgan Chase Bank NA
5,000,000
8%
14201 Dallas Parkway
Dallas, TX 75254

The Bank of New York
40,000,000
50%
One Wall Street
New York, NY 10286

Wells Bank NA
7,000,000
9%
733 Marquette Avenue
Minneapolis, MN 55479

JP Morgan Chase Bank NA
10,000,000
13%
14201 Dallas Parkway
Dallas, TX 75254

UBSSEC/CMO
22,000,000
28%
299 Park Avenue
New York, NY 10171

Mellon Trust
28,548,000
5%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

The Bank of New York
119,662,000
21%
One Wall Street
New York, NY 10286

BNY/Wachovia
64,456,000
11%
1 Wall Street
Fifth Floor
New York, NY 10286

Citibank
51,000,000
9%
3800 Citibank Center B3-15
Tampa, FL 33610

SSB&T Co.
39,079,000
7%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

JP Morgan Chase Bank NA
112,460,000
20%
14201 Dallas Parkway
Dallas, TX 75254

A-1A
FHL/RETAIN
119,903,000
100%
155 Parkrun Drive
Mail Stop 5DN
McLean, VA 22102

B
Citibank
10,614,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610

C
Citibank
14,153,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610

D
The Bank of New York
3,000,000
19%
One Wall Street
New York, NY 10286

Citibank
8,921,000
56%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank NA
4,000,000
25%
14201 Dallas Parkway
Dallas, TX 75254

E
Citibank
8,383,000
68%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank NA
4,000,000
32%
14201 Dallas Parkway
Dallas, TX 75254

F
Citibank
14,153,000
100%
3800 Citibank Center B3-15
Tampa, FL 33610